UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2023

ROSE HILL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40900	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

981 Davis Drive NW, Atlanta, GA 30327
(Address of principal executive offices) (Zip Code)

(607) 279 2371
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ROSEU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	ROSE	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ROSEW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

As previously announced, on October 20, 2022, Rose Hill Acquisition Corporation, an exempted company incorporated with limited liability in the Cayman Islands (“Rose Hill”) entered into a Business Combination Agreement (as amended on July 17, 2023 and October 18, 2023, the “Business Combination Agreement”) with Inversiones e Inmobilaria GHC Ltda, a limited liability company organized under the laws of Chile (“Prize”) and, for certain limited purposes, Alejandro García Huidobro Empresario, an individual (“AGH”) and by joinder agreement with Prize SuperFoods, an exempted company incorporated with limited liability under the laws of the Cayman Islands, Prize Investments, an exempted company incorporated with limited liability under the laws of the Cayman Islands, and Prize Holding Chile SpA, a simplified stock corporation under the laws of Chile.

Termination of Business Combination Agreement

On November 22, 2023, Rose Hill, Prize and AGH entered into a Termination, Settlement And Release Agreement (the “Termination Agreement”), pursuant to which the parties agreed to mutually terminate the Business Combination Agreement. The termination of the Business Combination Agreement is effective as of November 22, 2023.

As a result of the termination of the Business Combination Agreement, the Business Combination Agreement is void and there is no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement, and each of the transaction agreements entered into in connection with the Business Combination Agreement, including, but not limited to, (i) the Company Support Agreement, dated as of October 19, 2022 by and among Rose Hill, Prize and AGH and (ii) the Sponsor Support Agreement, dated as of October 19, 2022 by and among Rose Hill, Prize, AGH and the Sponsor Parties (as defined therein), will automatically either be terminated in accordance with their terms or be of no further force and effect. Pursuant to the Termination Agreement, subject to certain exceptions, the parties thereto have also agreed, on behalf of themselves and their respective related parties, to a release of claims relating to the Proposed Business Combination.

The foregoing descriptions of the Business Combination Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Business Combination Agreement, which was previously filed as Exhibit 2.1 to Rose Hill’s Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) on October 25, 2022, as amended by (a) Amendment No. 1 to the Business Combination Agreement, which was previously filed as Exhibit 2.1 to Rose Hill’s Current Report on Form 8-K filed with the SEC on July 19, 2023, and (b) Amendment No. 2 to the Business Combination Agreement, which was previously filed as Exhibit 2.1 to Rose Hill’s Current Report on Form 8-K filed with the SEC on October 19, 2023, and the full text of the Termination Agreement, which is attached hereto as Exhibit 2.1, each of which is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on July 26, 2023, Rose Hill received a delisting determination letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying Rose Hill that (i) it had not regained compliance with Nasdaq Listing Rule 5550(a)(4) requiring a minimum of 500,000 publicly held shares and (ii) Rose Hill’s Class A ordinary shares (the “Ordinary Shares”), warrants and units are subject to delisting from The Nasdaq Capital Market. On November 17, 2023, Rose Hill received written notice from Nasdaq notifying Rose Hill that, since no material progress towards implementing Rose Hill’s  plan of compliance had been made, Nasdaq has determined that the Ordinary Shares shall be delisted from The Nasdaq Capital Market, unless Rose Hill requests that the Nasdaq Listings and Hearing Review Counsel review this decision. Rose Hill does not intend to make such a request. Rose Hill’s Ordinary Shares were suspended from trading on The Nasdaq Capital Market on the open of business on November 21, 2023.

If Rose Hill’s Board of Directors determines that it is unable to complete an initial business combination on or prior to January 18, 2024, Rose Hill will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay Rose Hill’s franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Rose Hill’s remaining shareholders and Rose Hill’s board of directors, dissolve and liquidate, subject in each case to Rose Hill’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
2.1	Termination Agreement, dated as of November 22, 2023, by and among Rose Hill, Prize and AGH.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE HILL ACQUISITION CORPORATION

By:	/s/ Albert Hill IV
Name: Albert Hill IV
Title: Co-Chief Financial Officer and Director

Date:  November 24, 2023